UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2022

PRAXIS PRECISION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.

99 High Street, 30th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, including zip code)

(617) 300-8460

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 10, 2022, Praxis Precision Medicines, Inc. (the “Company”) posted a revised corporate slide presentation in the “Investors + Media” portion of its website at investors.praxismedicines.com. The presentation has been updated to include, among other things, that, in the first quarter of 2022, the Company plans to initiate the PRAX-114 Phase 2, placebo-controlled, crossover study for daytime treatment of essential tremor (“ET”) to evaluate safety, pharmacokinetics and efficacy of 10 or 20 mg of PRAX-114 and the PRAX-562 Phase 2 trial in the U.S. for treatment of patients with rare adult cephalgias, including a cohort of participants with Short-lasting Unilateral Neuralgiform headache attacks with Conjunctival injection and Tearing and Short-lasting Unilateral Neuralgiform headache with Autonomic symptoms, and a cohort of participants with Trigeminal Neuralgia. The expected timing for topline results from the PRAX-114 Phase 2 trial crossover study for daytime treatment of ET has not changed from the timing previously announced by the Company, and the Company continues to expect topline results in the second half of 2022. A copy of the revised corporate slide presentation is attached to this Current Report on Form 8-K (the “Form 8-K”) as Exhibit 99.1. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item. 8.01 Other Information.

The information contained in the first paragraph of Item 7.01 of this Form 8-K (excluding Exhibit 99.1) is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws, including express or implied statements regarding the Company’s future expectations, plans and prospects, including, without limitation, statements regarding expectations, plans and timing for clinical data and clinical trials. The express or implied forward-looking statements included in this Form 8-K are only predictions and are subject to a number of risks, uncertainties and assumptions, including, without limitation: uncertainties inherent in clinical trials; the expected timing of submissions for regulatory approval or review by governmental authorities; regulatory approvals to conduct trials; risks, uncertainties and assumptions regarding the impact of the continuing COVID-19 pandemic on the Company’s business, operations, strategy, goals and anticipated timelines, the Company’s ongoing and planned preclinical activities, the Company’s ability to initiate, enroll, conduct or complete ongoing and planned clinical trials and the Company’s timelines for regulatory submissions; and other risks concerning the Company’s programs and operations described in additional detail in its Annual Report on Form 10-K for the year ended December 31, 2020, its Quarterly Reports on Form 10-Q and other filings made with the Securities and Exchange Commission from time to time. Although the Company’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by the Company. As a result, you are cautioned not to rely on these forward-looking statements. Any forward-looking statement made in this Form 8-K speaks only as of the date on which it was made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Praxis Precision Medicines, Inc. January 2022 Corporate Presentation
104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: January 10, 2022	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer